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                                                                    Exhibit 10.1


                                 FIRST AMENDMENT
                           DATED AS OF MARCH 30, 2001
                                       TO
                         RECEIVABLES PURCHASE AGREEMENT
                           DATED AS OF OCTOBER 1, 1999

         THIS FIRST AMENDMENT (the "Amendment"), dated as of March 30, 2001 is entered into among Ametek, Inc. ("Ametek"), Rotron Incorporated ("Rotron") (each of Ametek and Rotron being referred to individually, as an "Originator" and collectively, as the "Originators") and Ametek Receivables Corp. (the "Company").


                                   WITNESSETH:

         WHEREAS, the Originators and the Company have heretofore executed and delivered a Receivables Purchase Agreement, dated as of October 1, 1999 (as amended, supplemented or otherwise modified through the date hereof, the "Purchase Agreement"), and

         WHEREAS, the parties hereto desire to amend the Purchase Agreement as provided herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree that the Purchase Agreement shall be and is hereby amended as follows:

         Section 1. The defined term "Divisions" appearing in Schedule I to the Purchase Agreement is hereby amended in its entirety and as so amended shall read as follows:

                           "Divisions" means the following divisions of Ametek:
                  Ametek Aerospace, Lamb Electric, Rotron Technical Motor Division, Specialty Metal Products, U.S. Gauge, Process & Analytical Instruments and Test & Calibration Instruments.

         Section 2. This Amendment shall become effective on the date the Agent has received counterparts hereof executed by each Originator and the Company.

         Section 3. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

         Section 4. Except as specifically provided above, the Purchase
Agreement and the other Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects. All defined terms used herein and not defined herein shall have the same meaning herein as in the Transaction Documents. The Company agrees to pay on demand all costs and expenses (including reasonable fees and expenses of counsel) of or incurred by the Agent and the Originators in connection with the negotiation, preparation, execution and delivery of this Amendment.
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         Section 5. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of New York.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.


                                          AMETEK, INC.



                                          By: /s/ Deirdre Saunders
                                             ----------------------------------
                                             Title: Vice President & Treasurer
                                                   ----------------------------

                                          ROTRON INCORPORATED



                                          By: /s/ Deirdre Saunders
                                             ----------------------------------
                                             Title: Treasurer
                                                   ----------------------------

                                          AMETEK RECEIVABLES CORP.



                                          By: /s/ Deirdre Saunders
                                             ----------------------------------
                                             Title: Treasurer
                                                   ----------------------------

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